UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2019

WYTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-215496	46-0720717
(Commission File Number)	(I.R.S. Employer Identification No.)

 19206 Huebner Road, Suite 202, San Antonio, Texas 78258

(Address of principal executive offices) (Zip Code)

(210) 233-8980

(Registrant’s telephone number, including area code)

__________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock		N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company /_/

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. /_/

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

General. On September 20, 2019, Mr. William H. Gray stepped down as the president of Wytec International, Inc., a Nevada corporation (“Wytec”), and Mr. Robert Merola was appointed as the president of Wytec, effective on September 20, 2019. Wytec has accepted Mr. Gray’s resignation as the president of Wytec. Mr. Gray will remain the chief executive officer of Wytec.

Compensation Arrangements. There have been no changes to the compensation of Mr. Robert Merola or of Mr. William H. Gray as a result of Mr. Merola’s appointment as the president of Wytec.

Biographical Information.

Robert Merola, age 55, has over 20 years of experience in networking, fiber optics, and wireless networks. He has been a director of Wytec since September 10, 2019. He was the chief technical officer of the Company from January 2014 to August 2015, a director of the Company from April 2014 to August 2015, and a key employee of the Company from July 2012 to January 2014. He was also the chief technical officer of Competitive Companies, Inc., a Nevada corporation and the former parent company of the Company (“CCI”), from January 2014 to August 2015, a director of CCI from April 2014 to August 2015, and a key employee of CCI from July 2012 to January 2014. Prior to rejoining the Company, from September 2016 to January 2018, Mr. Merola was the vice president of business development of Goodman Networks, Inc., which manages regional and national installation and maintenance programs for network operators, e-retailers, and electronic manufacturers. From August 2015 to December 2017, Mr. Merola was the owner of Alorem Networks, a network design consulting company. From September 2011 to July 2012, Mr. Merola worked as a sales engineer for Alliance Corporation. From April 2008 to September 2011, he was the wireless network manager for GAW High Speed Internet, Inc. where his responsibilities included the design, installation, and project management of point-to-point and point-to-multipoint network design and installation. Mr. Merola has experience installing microwave dishes and supporting hardware on tower sites and rooftops. He has also worked with and for major cellular carriers and consulted and lectured as a wireless expert.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d)       Exhibits

99.1       Resignation Notice from William H. Gray, dated September 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WYTEC INTERNATIONAL, INC.

______________________________

(Registrant)

Date: September 25, 2019

/s/ William H. Gray

William H. Gray, Chief Executive Officer

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